UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 2003


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                55-0619957
         -------------                  -------                ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits
99       News Release issued on August 8, 2003


Item 9.  Regulation FD Disclosure.

         This Current Report on Form 8-K and the news release attached hereto are being furnished by City Holding Company ("the Company") pursuant to Item 12 of Form 8-K ("Results of Operations and Financial Condition"), in accordance with SEC Release Nos. 33-8216; 34-47583.

         On August 8, 2003, the Company issued a news release, attached as
Exhibit 99, announcing that the Company had received a net settlement of $1.6 million in resolution of the Company's claim against the Federal Deposit Insurance Corporation in the FDIC's capacity as receiver of The First National Bank of Keystone. Furnished as Exhibit 99 and incorporated herein by reference is the news release by the Company announcing the settlement of its claim against the FDIC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITY HOLDING COMPANY


Date: August 8, 2003
                                        By: /s/ Michael D. Dean
                                        ----------------------------------
                                        Michael D. Dean
                                        Senior Vice President - Finance,
                                        Chief Accounting Officer and
                                        Duly Authorized Officer